UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                September 9, 2004
                Date of Report (Date of earliest event reported)


                          SIGMATRON INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                      0-23248                36-3918470
(State or other jurisdiction of      (Commission           (I.R.S. Employer
       incorporation)                File Number )       Identification No.)

             2201 Landmeier Road, Elk Grove Village, Illinois 60007
               (Address of principal executive offices) (Zip Code)

                                 (847) 956-8000
                         (Registrant's telephone number,
                              including area code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On September 9, 2004, Sigmatron International, Inc. issued a press release announcing its financial results for the quarter ended July 31, 2004. A copy of the press release is attached hereto as Exhibit 99.1. The attached exhibit is provided under Item 2.02 of Form 8-K and is furnished to, but not filed with, the Securities and Exchange Commission.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

         (C)      EXHIBITS

EXHIBIT NO.                DESCRIPTION
----------                 -----------

Exhibit 99.1               Sigmatron International, Inc. press
                           release dated September 9, 2004.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    SIGMATRON INTERNATIONAL, INC.

Date:    September 9, 2004      By: /s/ Gary R. Fairhead
                                -------------------------------------------
                                         Name:    Gary R. Fairhead
                                         Title:   President and
                                                  Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit No.                Description
-----------                -----------

Exhibit 99.1               Sigmatron International, Inc. press
                           release dated September 9, 2004.